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                                                                    EXHIBIT 10.1

                           FIFTH AMENDMENT AND WAIVER
                            TO WHITTAKER CORPORATION
                      AMENDED AND RESTATED CREDIT AGREEMENT
                           DATED AS OF APRIL 29, 1997


                  This FIFTH AMENDMENT AND WAIVER (the "Amendment") is among WHITTAKER CORPORATION, a Delaware corporation (the "Borrower"), the Financial Institutions party to the Credit Agreement referred to below (the "Lenders"), and NATIONSBANK OF TEXAS, N.A., as agent (the "Agent") for the Lenders thereunder.

                             PRELIMINARY STATEMENTS:

                  1. The Borrower, the Lenders, CIBC Inc., as co-agent, and the Agent have entered into an Amended and Restated Credit Agreement dated as of April 10, 1996 (as amended to date, the "Credit Agreement"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

                  2. The Borrower has requested that the Lenders, among other things, waive, during the period starting on and including April 29, 1997 to (but not including) May 30, 1997 (the "Waiver Period"), any Default arising as a result of non-compliance with Section 6.04(a), (b), (c) or (d) of the Credit Agreement.

                  3. The Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower.

                  4. CIBC Inc. is no longer a party to the Credit Agreement.

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. Effective as of the
                             ------------------------------
date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

                 (a) During the Waiver Period the definition of "Applicable
             Margin" is amended and restated in its entirety as follows:

                           "APPLICABLE MARGIN" means 2.25% per annum until such
                            -----------------
                  time as the principal amount of Revolving Advances and Letter of Credit Obligations shall be $80,500,000 or more, and 3.0% per annum at all times on and after the date upon which Revolving Advances and Letter of Credit Obligations shall be $80,500,000 or more, notwithstanding any subsequent reduction in the principal amount of Revolving Advances and Letter of Credit Obligations to $80,500,000 or less.

                  (b) All references to "Co-Agent" in the Credit Agreement are hereby deleted; henceforth, there shall be no Co-Agent under the Credit Agreement.

                  (c) During the Waiver Period, the third sentence of Section 2.01(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

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                           "Each Revolving Borrowing shall be in an aggregate
                  amount of $500,000 or an integral multiple of $500,000 in excess thereof unless such Revolving Borrowing is in the amount of the aggregate Unused Revolving Commitment of each Revolving Lender and shall consist of Revolving Advances made by the Revolving Lenders ratably according to their respective Revolving Commitments."

                  (d) Notwithstanding anything to the contrary in Section 2.02(b) of the Credit Agreement, the Notice of Borrowing with respect to the first Revolving Borrowing during the Waiver Period may in Agent's discretion be made on notice received by the Agent from the Borrower (pursuant to a Notice of Borrowing) not later than 12:00 noon (Dallas, Texas time) on the Business Day of such Borrowing.

                  (e) During the Waiver Period, the proviso of Section 2.05(a) is hereby amended to read as follows:

                           "Provided, however, that each partial prepayment
                  shall be in the aggregate principal amount of $500,000 or any multiple of $500,000 in excess thereof."

                  (f) Notwithstanding anything in Section 2.06 to the contrary, on and after the Effective Date, the unpaid principal amount of all Advances shall bear interest, payable monthly in arrears on the last Business Day of each month, commencing April 30, 1997, and, with respect to Revolving Advances, on the Revolving Commitment Termination Date, and, with respect to Term Advances, on the Termination Date, in each case at a fluctuating interest rate per annum equal, subject to
         Section 2.06(d), to the sum of the Base Rate in effect from time to time plus the Applicable Margin in effect during the Waiver Period as provided in paragraph (a) above.

                  (g) During the Waiver Period, notwithstanding anything to the contrary in the Credit Agreement, the aggregate outstanding amount of Revolving Advances plus Letter of Credit Obligations shall not exceed $82,000,000.

                  (h) During the Waiver Period, Section 3.05(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           "SECTION 3.05.   LETTER OF CREDIT COMPENSATION.
                                            -----------------------------
                                    (a)     The Borrower shall pay to the Agent:

                                            (i) for the account of the Issuing
                           Bank which Issues a Letter of Credit, an issuance fee in an amount equal to 1/8 of 1% per annum of the average daily Available Amount of such Letter of Credit outstanding from time to time; and

                                             (ii) for the account of each
                           Revolving Lender, a letter of credit fee with respect to each Letter of Credit, in each case in an amount equal to

                                                     (A) with respect to each
                                    Financial Standby Letter of Credit, 4.00% per annum of the amount of such Lender's Revolving Pro Rata Share of the average daily Available Amount of such Letter of Credit outstanding from time to time;

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                                                     (B) with respect to each
                                    Performance Standby Letter of Credit, 3.50% per annum of the amount of such Lender's Revolving Pro Rata Share of the average daily Available Amount of such Letter of Credit outstanding from time to time; and

                                                     (C) with respect to each
                                    Commercial Letter of Credit, 0.25% of the amount of such Lender's Revolving Pro Rata Share of the Available Amount of such Letter of Credit as of the date of Issuance thereof.

                           The letter of credit and issuance fees payable under this Section 3.05(a) shall be payable monthly on the last Business Day of each month, commencing April 30, 1997, and on the Revolving Commitment Termination Date except that the letter of credit fee payable under Section 3.05(a)(ii)(C) shall be payable upon issuance of the applicable Letter of Credit. For purposes of computing any fees under this Section 3.05(a), the determination of the maximum amount available to be drawn under a Letter of Credit at any time shall assume strict compliance with all conditions for drawing. Any fees paid pursuant to this Section 3.05(a) are nonrefundable."

                  (i) During the Waiver Period, the permissive exceptions to the prohibitions of Section 6.02(g) contained in Sections 6.02(g)(v), 6.02(g)(vi), and 6.02(g)(viii) are suspended.

                  SECTION 2. WAIVER. (a) Subject to the terms and conditions
                             ------
hereof, Lenders hereby waive, but only during the Waiver Period, the Specified Defaults (hereinafter defined); provided, however, that Lenders' waiver of the
                                --------  -------
Specified Defaults and their rights and remedies as a result of the occurrence thereof shall not constitute and shall not be deemed to constitute a waiver of any other Event of Default, whether arising as a result of further violations of any provision of the Credit Agreement previously violated by the Borrower, or a waiver of any rights and remedies arising as a result of such other Events of Default. As used herein, "Specified Defaults" shall mean the failure of the
                          ------------------
Borrower to comply with Sections 6.04(a), (b), (c) and (d) of the Credit Agreement. At the end of the Waiver Period, the waiver of the Specified Defaults will automatically terminate.

         (b) In consideration of Lenders' waiver of the Specified Defaults and certain other good and valuable consideration, the Borrower hereby expressly acknowledges and agrees that neither it nor any Guarantor or Grantor has any setoffs, counterclaims, adjustments, recoupments, defenses, claims or actions of any character, whether contingent, non-contingent, liquidated, unliquidated, fixed, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, known or unknown, against any Lender or Agent or any grounds or cause for reduction, modification or subordination of the Obligations under the Loan Documents or any liens or security interests of any Lender or the Agent. To the extent the Borrower or any Guarantor or Grantor may possess any such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds or causes, the Borrower and each Guarantor and Grantor hereby waive, and hereby release each Lender and Agent from, any and all such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds and causes, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted counsel with respect thereto.

                  SECTION 3. CONDITIONS TO EFFECTIVENESS. This Amendment shall
                             ---------------------------
not be effective until all proceedings of the Borrower taken in connection herewith and the transactions contemplated hereby shall be satisfactory in form and substance to Agent and Required Lenders, and each of the following conditions precedent shall have been satisfied (the "Effective Date"):

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                  (a) The Agent has executed this Amendment and has received counterparts of this Amendment executed by the Borrower and the Required Lenders and counterparts of the Consent appended hereto (the "Consent") executed by each of the Guarantors and Grantors (as defined in the Security Agreement) listed therein (such Guarantors and Grantors, together with the Borrower, each a "Loan Party" and, collectively, the "Loan Parties");

                  (b) All fees and expenses, including legal and other professional fees and expenses incurred, payable on or prior to the date of this Amendment to Agent, including, without limitation, the fees and expenses of its counsel, shall have been paid to the extent that same had been billed prior to the date of this Amendment; and

                  (c) Agent and each Lender shall have received each of the following:

                           (1) a written estimate of consolidated and
                  consolidating weekly cash flow of the Borrower and its Subsidiaries for the weeks beginning May 19 and May 26, 1997, in the form previously delivered to the Lenders for the five weeks ended May 18, 1997, satisfactory to Required Lenders;

                           (2) a certificate of the Borrower certifying (i) as
                  to the accuracy, after giving effect to this Amendment, of the representations and warranties set forth in Article V of the Credit Agreement, the other Loan Documents and in this Amendment, and (ii) that there exists no Default or Event of Default, after giving effect to this Amendment and the execution, delivery and performance of this Amendment will not cause a Default or Event of Default; and

                           (3) such other documents, instruments, and
                  certificates, as Agent or Required Lenders shall deem necessary or appropriate in connection with this Amendment and the transactions contemplated hereby, including without limitation copies of resolutions of the board of directors of the Borrower authorizing the transactions contemplated by this Amendment.

         SECTION 4. CONDITIONS SUBSEQUENT. As conditions subsequent to the
                    ---------------------
effectiveness of this Amendment and Waiver, Borrower shall deliver to Agent and each Lender, in form and substance reasonably satisfactory to Agent, on or before May 23, 1997, (a) a report from the Borrower and its advisors on the status of all asset dispositions, and (b) a budget for the business presently conducted by Xyplex, Inc. and in the Whittaker electronics systems group. Upon Borrower's failure to make either such delivery, this Amendment will automatically terminate and be of no further force and effect.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. The Borrower
                    ------------------------------
represents and warrants as follows:

                  (a) AUTHORITY. The Borrower and each other Loan Party has the
                      ---------
         requisite corporate power and authority to execute and deliver this Amendment or the Consent, as applicable, and to perform its obligations hereunder and under the Loan Documents (as modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment and by each other Loan Party of the Consent, and the performance by each Loan Party of each Loan Document to which it is a party have been duly approved by all necessary corporate action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.

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                  (b) ENFORCEABILITY. This Amendment has been duly executed and
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         delivered by the Borrower. The Consent has been duly executed and delivered by each Guarantor and Grantor. This Amendment and each Loan Document (as modified hereby) is the legal, valid and binding obligation of each Loan Party hereto or thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

                  (c) REPRESENTATIONS AND WARRANTIES. The representations and
                      ------------------------------
         warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

                  (d) NO DEFAULT. After giving effect to this Amendment, no
                      ----------
         event has occurred and is continuing that constitutes a Default or Event of Default.

                  SECTION 6. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a)
                             ---------------------------------------------
Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

                  (b) Except as specifically modified above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations under and as defined therein, in each case as amended hereby.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute an amendment of any provision of any of the Loan Documents.

                  SECTION 7. FURTHER ASSURANCES. The Borrower shall execute and
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deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to Agent, as Agent or any Lender may deem necessary or appropriate in connection with this Amendment.

                  SECTION 8. EXECUTION IN COUNTERPARTS. This Amendment may be
                             -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment or the Consent by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

                  SECTION 9. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT
                             -------------------
PERMITTED BY LAW, EACH OF THE BORROWER, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

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                  SECTION 10. GOVERNING LAW. This Amendment shall be governed
                              -------------
by, and construed in accordance with, the laws of the State of New York.




      [Remainder of page left intentionally blank. Signature pages follow.]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  WHITTAKER CORPORATION,
                                  a Delaware corporation


                                  By:  /s/ John K. Otto
                                     -----------------------------------------
                                           John K. Otto
                                           Treasurer


                                  NATIONSBANK OF TEXAS, N.A.,
                                  as Agent


                                  By: /s/ William E. Livingstone, IV
                                     -----------------------------------------
                                          William E. Livingstone, IV
                                          Senior Vice President


                                  Lenders:
                                  --------

                                  NATIONSBANK OF TEXAS, N.A.


                                  By: /s/ William E. Livingstone, IV
                                     -----------------------------------------
                                          William E. Livingstone, IV
                                          Senior Vice President


                                  BANK OF AMERICA NATIONAL TRUST AND
                                  SAVINGS ASSOCIATION


                                  By: /s/ Lori Y. Kannegieter
                                     -----------------------------------------
                                          Lori Y. Kannegieter, Managing Director


                                  CITY NATIONAL BANK, N.A.


                                  By: /s/ Gregory J. Meis
                                     -----------------------------------------
                                          Gregory J. Meis, Vice President


                                  COMERICA BANK-CALIFORNIA


                                  By: /s/ Scott Smith
                                     -----------------------------------------
                                          Scott Smith, Vice President

                                  DK ACQUISITION PARTNERS, L.P.

                                  By:  M.H. DAVIDSON & CO., its general partner


                                  By: /s/ M. J. Leffell
                                     -----------------------------------------
                                          M. J. Leffell


                                  GOLDMAN SACHS CREDIT PARTNERS L.P.


                                  By: /s/ John Urban
                                     -----------------------------------------
                                          John Urban


                                 IMPERIAL BANK


                                 By:
                                     -----------------------------------------
                                          Title:


                                 MERRILL LYNCH PIERCE FENNER & SMITH


                                 By:  /s/ Victor Khoslu
                                     -----------------------------------------
                                          Victor Khoslu, Managing Director


                                 TRANSAMERICA BUSINESS CREDIT
                                 CORPORATION


                                 By:  /s/ Perry Vavoules
                                     -----------------------------------------
                                          Perry Vavoules, SVP

                                     CONSENT


         Each of the undersigned, as Guarantors under the "Guaranty" and as grantors under the "Security Agreement" (as such terms are defined in the Credit Agreement referred to in the foregoing Amendment), each hereby consents and agrees to the foregoing Amendment and to be bound by the terms and provisions thereof, and agrees that (i) the Guaranty and the Security Agreement are and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects except that, upon the effectiveness of and on and after the date of such Amendment each reference to the Credit Agreement, "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by such Amendment, and (ii) the collateral described in the Security Agreement shall continue to secure the payment of the indebtedness therein described.



                                    AVIANT INFORMATION, INC. (formerly BLUE BELL
                                    LEASE, INC.), a California corporation,
                                    METROPOLITAN FINANCIAL SERVICES CORPORATION, a Colorado corporation, PARK CHEMICAL COMPANY, a Michigan corporation, WHITTAKER COMMUNICATIONS, INC., a California corporation, WHITTAKER CONTROLS, INC., a California corporation, WHITTAKER CORP., a Maine corporation, WHITTAKER ORDNANCE, INC., a Delaware corporation, WHITTAKER PORTA BELLA DEVELOPMENT, INC., a California corporation, WHITTAKER SERVICES CORPORATION, a California corporation, WHITTAKER TECHNICAL PRODUCTS, INC., a Colorado corporation, WHITTAKER DEVELOPMENT CO., a Delaware corporation, WHITTAKER XYPLEX, INC., a Delaware corporation, and XYPLEX, INC., a Massachusetts corporation



                                    By: /s/ John K. Otto
                                       --------------------------------------
                                            John K. Otto
                                            Treasurer of each of the foregoing
                                            Loan Parties